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                                CONVERTIBLE NOTE



THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES LAW OF ANY STATE. THEY MAY NOT BE TRANSFERRED, SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED WITHOUT REGISTRATION UNDER SUCH ACT AND ANY APPLICABLE STATE LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.


Aqua Vie Beverage Corporation
Convertible Note
Due: September 1, 2001

           $ 80,000

  March 1, 2000


Aqua Vie Beverage Corporation (the " Company"), a Delaware corporation, for value received, hereby promises to pay to Joseph J. Wozniak or order ("Holder"), the principal amount of $ 80,000 on September 1, 2001 with interest on the unpaid balance of such principal amount at the rate of 8% per annum from March 1, 2000 which interest shall be payable at such time as the unpaid balance hereof becomes due and payable (whether at maturity or at a date fixed for prepayment or otherwise). Payments of principal and interest shall be made in lawful money of the United States of America at the principal office of the above-named payee or at such other place as the Holder hereof shall have designated to the Company in writing.

      1.0.      CONVERSION

      1.1 Conversion Rights

                  All, or any portion of, the unpaid principal amount of this Note may at (i) the election of the Company or the Holder at any time after 181 days have elapsed from the date hereof, and
                  (ii) at the election of the Company if (aa) The Board of Directors of the Company shall have approved a plan of reorganization, exchange, merger or consolidation to which the Company is a party, or an acquisition of the Company; (bb) Immediately upon the closing of an offering with respect to the Common Stock of the Company where the amount of such securities


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                  sold is $5,000,000. or more; (cc) When the Company shall have a net worth of $5,000,000 or more; (dd) After the Common Shares shall have been listed on NASDAQ for a period of not less than three months be converted at the conversion price per share of the Company's Common Stock of as adjusted and readjusted from time to time in accordance with Section 2 hereof (such conversion price, as so adjusted and readjusted and in effect at any time, being herein called the "Conversion Price"), into the number of fully paid and nonassessable shares of the Company's Common Stock determined by dividing the principal amount to be so converted by the the Conversion Price in effect at the time of such conversion.

   1.2  Notice of Conversion; New Note

           1.2.1. This Note may be converted in full or in part by the Holder hereof by surrender of this Note with a notice of conversion duly executed by such Holder (specifying the portion of the principal amount hereof to be converted in the case of a partial conversion) to the Company.

           1.2.2. Upon any partial conversion of this Note, the Company at its expense will forthwith issue and deliver to or upon the order of the Holder hereof a new Note in a principal amount equal to the unpaid and unconverted principal amount plus accrued and unpaid interest thereon of the surrendered Note with due date and all other provisions except the amount due being the same as this Note, such new Note to be dated the date of issuance and to bear interest from date of issue(this Note and such new Notes being referred to herein as the "Note" and "Notes") Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which this Note shall have been so surrendered to the Company; and at such time the rights of the Holder of this Note as such shall, to the extent of the principal amount thereof converted, cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record thereof.

      1.3.  Delivery of Stock Certificates; Fractional Shares

           As promptly as practicable after the conversion of this Note in full or in part, and in any event within 20 days thereafter, the Company at its expense will issue and deliver to the Holder of this Note a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash equal to such fraction of the Conversion Price.

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2.0. CONVERSION PRICE DETERMINATION AND ADJUSTMENTS: MINIMUM AND MAXIMUM

           The Conversion Price of this Note shall be subject to adjustment from time to time as follows:

           2.1. In the event a Notice of Conversion is given, the average closing transaction price of the Company Shares on the NASD OTC BB, or NASDAQ, as the case may be for the 10 trading days prior to the date of the Notice of Conversion shall be the Conversion Price, except that the Conversion price shall not in any event be less than $.80 per share nor more than $3.00 per share, subject to any adjustments provided hereunder for dilution and other corporation actions.

           2.2. Share Splits or Subdivisions or Combinations

           If the number of shares of Common Stock outstanding at any time after the date hereof is increased by a split or decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price for this Note shall be appropriately decreased or increased so that the number of shares of Common Stock issuable on conversion hereof shall be decreased in proportion to such decrease in outstanding shares.

           2.3 Reorganization, Reclassification, Consolidation, Merger or Sale

           If any capital reorganization, reclassification, consolidation, merger or any sale of all or substantially all of the Company's assets to another person (collectively "Reorganization") is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition to such Reorganization, unless waived by the Holder of this Note, lawful and adequate provision (in form and substance satisfactory to the Holder of this Note) will be made whereby the Holder of this Note will thereafter have the right to acquire and receive in lieu of shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of this Note, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon conversion of this Note had such Reorganization not taken place. In any such case appropriate provision will be made with respect to such Holder's rights and interests to the end that the provisions of this Section 2.3 will thereafter be applicable in relation to any shares of stock, securities or assets thereafter deliverable upon the conversion of this Note. The Company will not effect any such Reorganization unless prior to the consummation thereof and unless waived by the Holder of this Note, the successor corporation (if other than the Company) resulting from

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consolidation or merger or the Company purchasing such assets assumes by written instrument (in form reasonably satisfactory to the Holder of this Note) the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

           2.4. Certificate as to Adjustments

           In the case of each adjustment or readjustment of the Conversion Price pursuant to this Section 2, the Company will promptly compute such adjustment or readjustment in accordance with the terms hereof and cause a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based to be delivered to the Holder of this Note. The Company will, upon the written request at any time of the Holder of this Note, furnish or cause to be furnished to such Holder a certificate setting forth:

                     2.4.1. Such adjustments and readjustments;

                     2.4.2. The Conversion Price at the time in effect; and

                     2.4.3. The number of shares of Common Stock and the amount, if any, of other property at the time receivable upon the conversion of the principal amount of this Note.

           2.5 Notices of Record Date, etc

                     In the event  of:

                     2.5.1. Any taking by the Company of a record of the holders of any class of securities of the Company for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable out of earned surplus at the same rate as that of the last such cash dividend theretofore paid) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

                     2.5.2. Any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets of the Company to any other person or any consolidation or merger involving the Company, or

                     2.5.3. Any voluntary or involuntary dissolution, liquidation or winding-up of the Company, the Company will mail to the Holder of this

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        Note at least 15 days prior to the earliest date specified therein, a notice specifying:

                     2.5.3.1. The date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right; and,

                     2.5.3.2. The date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding-up is expected to become effective and the record date for determining shareholders entitled to vote thereon.

           2.6. Reservation of Stock Issuable Upon Conversion.

           This Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the Notes such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of the Notes; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding Notes, in addition to such other remedies as shall be available to the Holder of this Note, this Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

           3.0 REDEMPTION OF NOTE

               3.1. General: At any time after issuance hereof, the Company may give notice of redemption of the principal and interest due on the Note.

               3.2. Notices: Notice of Redemption shall be made not less than 10 days prior to the Date of Redemption, and not more than 20 days.

               3.3. Conversions: A Holder is not able to elect to convert a Note after Notice of Redemption has been made and while subject to redemption providing the redemption is made in full not less that five business days upon submission of the Note for redemption pursuant to a Notice hereunder.

               3.4. Payment on Redemption: Notes shall be submitted for redemption within 10 days of the Redemption Date, or ten days after actual receipt of the Notice of Redemption, whichever is later. Payment shall be in cash not less than five business days after submission by a Holder. Failure to pay in full shall nullify a Notice of Redemption and a Holder may elect to convert as otherwise provided herein, or hold the Notes to maturity or convert in part as otherwise provided herein.


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           4.0.  EVENTS OF DEFAULT

           The following described events shall be hereinafter individually called an "Event of Default " and collectively shall be called "Events of Default":

                     4.1 Default in Payments

                     The Company defaults in the payment of any principal of or interest on this Note when due and such default continues for 30 days.

                     4.2  Failure to Perform

                     The Company otherwise fails to perform any other covenant or provision set forth in its Restated Articles of Incorporation if such failure is materially adverse to the Company or to the Holders of these Notes.

                     4.3 Bankruptcy, Insolvency, Etc

                     The Company or any subsidiary which is material to the consolidated financial condition of the Company makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; or an order, judgment or decree is entered adjudicating the Company or any such subsidiary bankrupt or insolvent; or the Company or any such subsidiary petitions or applies to any tribunal for the appointment of a trustee, receiver or liquidator of the Company or any such subsidiary or of any substantial part of the assets of the Company or any such subsidiary, or commences any proceeding (other than a proceeding for the voluntary liquidation and dissolution of a subsidiary) relating to the Company or any such subsidiary under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or any such petition or application is filed, or any such proceeding is commenced, against the Company or any such subsidiary and either (a) the Company or any such subsidiary by any act indicates its approval thereof, consent thereto or acquiescence therein or (b) such petition, application or proceeding is not dismissed within 120 days.



           5.0 MISCELLANEOUS

                     5.1 Successors and Assigns

                     The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the Company and the Holder hereof. Nothing in this Note, express or implied,

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           is intended to confer upon any party other than such
           parties or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Note, except as expressly provided in this Note.

                     5.2 Titles and Subtitles

                     The titles and subtitles used in this Note are for convenience only and are not to be considered in construing or interpreting this Note.

                     5.3 Notices

                     Any notice required or permitted under this Note shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the Company's books and records, or at such other address as such party may designate by 15 days' advance written notice to the other parties.

                     5.4 Amendments and Waivers

                     Any term of this Note may be amended and the observance of any term of this Note may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder hereof. Any amendment or waiver effected in accordance with this paragraph shall be binding upon the Holder of this Note (and any securities into which this Note is convertible), each future holder of all such securities, and the Company.

                     5.5 Severability

                     If one or more provisions of this Note are held to be unenforceable under applicable law, such provision shall be excluded from this Note and the balance of the Note shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                     5.6 Remedies on Default, Etc

                     In case of a default in the payment of any principal of or interest on this Note, the Company will pay to the Holder hereof such further amount as shall be sufficient to cover the cost and expenses of collection, including, without limitation, reasonable attorneys' fees, expenses and disbursements. No right, power or remedy conferred by this Note upon any Holder hereof shall be exclusive of any other right, power or remedy


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           referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

           5.7 This Note shall be governed by and construed and enforced in accordance with the laws of the State of Washington except insofar as and to the extent that the laws of the United States of America shall have application.


AQUA VIE BEVERAGE CORPORATION

By:            /s/
   ---------------------------
       Thomas Gillespie
             President

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